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                                                         EXHIBIT J.2



                CONSENT OF SWIDLER BERLIN SHEREFF FRIEDMAN, LLP

     We hereby consent to the use of our opinion of counsel, filed as Exhibit
(I)(1) to Post-Effective Amendment No. 20 to the Registration Statement on Form N-1A filed via EDGAR on June 29, 1999 (File No. 33-10649).


                                       /s/ Swidler Berlin Shereff Friedman, LLP
                                       Swidler Berlin Shereff Friedman, LLP

New York, New York
June 29, 1999